UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2007

PURE BIOFUELS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50903	47-0930829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9440 Little Santa Monica Blvd., Suite 401 Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip Code)

1-310-402-5916
(Registrant's telephone number, including area code)

N/A
(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 — Other Events

On August 13, 2007, Pure Biofuels Corp. (“Pure Biofuels”) issued a press release announcing that at the special meeting of stockholders held on August 10, 2007, Pure Biofuels adjourned the meeting with respect to all matters being submitted to stockholders for their consideration, with no vote being taken on any matter. The special meeting of stockholders is scheduled to reconvene at Canaval y Moreyra 380, Ofic. 402, Edificio Torre Siglo XXI, San Isidro, Lima, Peru, on Friday, August 24, 2007, at 10:00 a.m., Eastern Time. The record date for stockholders entitled to vote at the special meeting remains June 25, 2007. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release of Pure Biofuels Corp. issued on August 13, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOFUELS CORP.

Date: August 13, 2007	By:	/s/ Luis Goyzueta
Luis Goyzueta, CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Pure Biofuels Corp. dated August 13, 2007.